MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS May 1, 2010

Batterymarch Growth and Income Portfolio

Class A Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2010, and the financial statements of the Portfolio for the year ended December 31, 2009, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Long-term accumulation of principal through capital appreciation and retention of net investment income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2009, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.08%

Total Annual Portfolio Operating Expenses Before Expense Waiver	0.73%
Contractual Expense Waiver*	0.08%

Total Annual Portfolio Operating Expenses After Waiver	0.65%
* Under an Expense Limitation Agreement, the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed, on a permanent basis, the following schedule.

Expense Limitation

	First $500 million of assets	Next $500 million of assets	Next $500 million of assets	Next $500 million of assets	Assets over $2 billion
Class A	0.65%	0.55%	0.50%	0.45%	0.40%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that all expense limitations remain in effect for all periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 Year	$67
3 Years	$226
5 Years	$399
10 Years	$901

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73.7% of the average value of its portfolio.

Principal Investment Strategies

Batterymarch Financial Management, Inc. (“Batterymarch”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process. Batterymarch uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked against multiple peer groups such as sector, style and size. The Portfolio is managed through a process which combines this bottom-up stock selection process with stringent risk controls and cost-efficient trading.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio’s Class A shares, the Portfolio’s only Class outstanding as of May 1, 2010. The historical performance shown for the Portfolio’s Class A shares prior to May 1, 2006 is the performance of the Portfolio’s predecessor insurance company separate account managed by an entity which became an affiliate of Batterymarch in December, 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account’s performance reflects all expenses, including Contract charges, since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio’s performance does not reflect Contract charges. If Contracts charges had been included in the performance calculations subsequent to May 1, 2006, the numbers below would have been lower. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns with relevant index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Batterymarch Growth and Income Portfolio

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	3rd – 2009	14.43%
Lowest Quarter	4th – 2008	-21.09%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	10 Years
Class A	21.90%	-0.68%	-2.46%
S&P 500 Index (reflects no deduction for mutual fund fees and expenses)	26.46%	0.42%	-0.95%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the Adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information.

Subadviser.    Batterymarch is the subadviser to the Portfolio. For more information about the Subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—The Subadvisers” in the Statement of Additional Information.

Portfolio Managers.    Yu-Nien (Charles) Ko, CFA, a Director and Senior Portfolio Manager with the Batterymarch U.S. investment team, and Stephen A. Lanzendorf, CFA, a Director and Senior Portfolio Manager with the Batterymarch U.S. investment team, have managed the Portfolio since 2006. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Batterymarch Growth and Income Portfolio

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